Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Repros Disclaimer Any statements made by the Company that are not historical facts contained in this release are forward - looking statements that involve risks and uncertainties, including the ability to raise additional needed capital on a timely basis in order for it to continue to fund development of its Androxal ® and Proellex ® programs, have success in the clinical development of its technologies, the reliability of interim results to predict final study outcomes, and such other risks which are identified in the Company's most recent Annual Report on Form 10 - K and in any subsequent quarterly reports on Form 10 - Q. These documents are available on request from Repros Therapeutics or at www.sec.gov . Repros disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights • Focused strategy: small molecule therapeutics for reproductive disorders • Two late stage clinical programs each with +$1B sales potential • Androxal ® : PHASE 3 (SPA) oral treatment for Low Testosterone with patented and pending patent’s life to the mid 2020’s(growing +$2B market) – Restoration of testicular function and testosterone levels in treatment of 2 º hypogonadism (most common cause of low T) • Proellex : PHASE 2 treatment for uterine fibroids and endometriosis with pending patent/ patent life to the mid 2020’s (+$5B market) – Chronic relief of uterine fibroid symptoms – Fibroid de - bulking – Chronic relief of the symptoms associated with endometriosis – Potential breast cancer intervention • Key late stage clinical & regulatory events driven news flow in 2013

Genesis of Androxal Day 1 Blood Levels 0 1 2 3 4 5 6 7 8 0 10 20 30 hours ng/ml Zu-clomid En-clomid Mikkelson et al Fertility and Sterility Vol. 46, No. 3, September 1986 • Reference: Effect of Raising Endogenous Testosterone….with Clomiphene Citrate, Journal of Clinical Endocrinology and Metabolism, Vol. 80, No. 12, 1995 C C Cl RO C C Cl RO • Clomid Commercial Material is 60% Trans Clomid Stimulates Pituitary Gonadotropin (LH, FSH) Secretions in Treatment Of Female Infertility by Blocking Negative Feedback of Estrogen 0 200 400 600 800 1,000 1,200 1,400 0 6 12 18 Days Testosterone (ng/dl) Enclomid (Androxal) Clomid Zuclomid Effects of Clomid and its Isomers on Testosterone in Baboons Patent Application 7’02/ Provisional 7’01

Androxal ZN - 018 IND Applied 7/15/2002 Effects on Testosterone in Hypogonadal Men 0 100 200 300 400 500 600 700 Screening Day 1 Day 11 Day 15 Day 22 50mg 25mg 12.5mg Androgel Placebo Last Dose N=50 Androxal effects persist after last day of dosing

• July 2002 IND for Androxal to Treat 2 ° Hypogonadism • Nov.’04 24hr Serial Testosterone to determine average and maximum concentration • Nov.’04(+1) Testosterone endpoint not acceptable because Androxal is not testosterone • 2007 Even though Androxal is non inferior to Androgel with numerous advantages, T still not an acceptable endpoint • 2010 Endocrine Division accepts IND for to study Androxal’s glycemic effects in diabetic men • Nov. ‘10 Urology Division accepts testosterone as an endpoint for studies of Androxal in the treatment of secondary hypogonadism • June’12 SPA Obtained for Androxal Evolving FDA Requirements for Endpoints

Impact on Patient Reported Outcomes A Comparison of Androxal and Androgel ZA - 003 Submitted to FDA, 2007

Change in Free T from Baseline ZA - 003 0 2 4 6 8 10 12 12.5 mg 25 mg Androgel Free T ng / dL Baseline 3 mos. All doses stat. sig. versus baseline No difference between doses

Androxal Exhibits Patient Reported Effects Equivalent to Androgel 0 5 10 15 20 25 30 Androxal Androgel IIEF Score Baseline 6 mos. Androxal approaches statistical significance p=0.08 Compared to baseline and Androgel change 0 2 4 6 8 10 Androxal Androgel IIEF Libido Score Baseline 6 mos. No statistical difference between changes from baseline for Androxal versus Androgel p=0.02 p=0.002 0 10 20 30 40 Androxal Androgel MSDS Score Baseline 6 mos. p=0.006 p=0.06 No statistical difference between changes from baseline for Androxal versus Androgel Lower Score Better

Change in Testicular Size ZA - 003 0 5 10 15 20 25 Androxal Androgel Orchidometer Scale Baseline 6 mos. Statistical difference between changes from baseline for Androxal versus Androgel Median Change p=0.01

ZA 003 Androxal – Serious Adverse Events Test Article Serious Adverse Event Relatedness to Drug Androxal 12.5mg Pneumonia No Androgel Coronary Artery Disease No Androgel Depression No Placebo Urinary Tract Infection No

ZA 003 Androxal – Adverse Events Leading to Study Discontinuation Test Article Adverse Event Androxal 12.5mg Age: 68 Hemoglobin Increase 16.9 - 17.7 (13.0 - 17.5 g/dl) Androxal 25mg Age: 66 (hypertension history) Mild Hot flash/hypertension Androgel Hematocrit /hemoglobin Increase Androgel Renal function tests elevated Androgel Hemoglobin Increase Androgel Hemoglobin Increase Androgel Allergic Dermatitis Placebo Edema due to cardiac disease Hypertension

% of Subjects with FSH Below the Lower Limit of Normal and Below the Lower Limit of Detection (0.3 mIU/ml) after 3 months ZA - 003 “Completer” Analysis 2.8 0 0 0 62.2 43.2 0 0 0 20 40 60 80 100 % with FSH < 1.4 mIU/ml % with FSH < 0.3 mIU/ml %of Subjects 12.5 mg Androxal 25 mg Androxal Androgel Placebo

Estrogen

ZA - 203 Hormone and Sperm Effects Exogenous T Suppresses Pituitary Hormones and Testicular Function 0 2 4 6 8 10 12 14 12.5 mg 25 mg PL Testim FSH Treatment Effect of Treatment on Median FSH p versus Testim Before After p<0.00001 p=0.0004 0 10 20 30 40 50 60 70 80 90 100 12.5 mg 25 mg PL Testim [Sperm] in Millions/ml Treatment Effect of Treatment on Median Sperm Concentration p versus Testim Baseline EOS p=0.012 p=0.0021 p=0.0049 0 2 4 6 8 10 12 12.5 mg 25 mg PL Testim LH Treatment Effect of Treatment on Median LH p versus Testim Before After p=0.0004 0 50 100 150 200 250 300 350 400 450 500 12.5 mg 25 mg PL Testim TT in ng/dL Treatment Effect of Treatment on Median Serum TT p versus placebo Before After p<0.00001 p=0.0002 p<0.00001

Androxal Pivotal Study Primary Endpoints Excerpt: FDA SPA Minutes 1) Proportion of subjects with average serum concentration ( Cavg ) for T in the normal range (i.e. serum T of 300 ng / dL – 1040 ng / dL ). 2) Proportion of subjects with a 50% or greater decrease in sperm concentration from baseline to endpoint. To demonstrate efficacy with regards to the first endpoint, at least 75% of subjects in the Androxal group should achieve a Cavg for T in the normal range with the lower bound of the 95% confidence interval not below 67%. At least 100 Androxal subjects would be required to demonstrate a point estimate of 75% or better. 3:1 randomization drug to pbo (n=151) ZA - 301 outcome: 79% ITT (LOCF,BOCF), 83% Completer Analysis For the second endpoint, Androxal should be non - inferior to placebo with respect to the difference in responder rates We have found a 20% non - inferiority margin to be acceptable in prior similar trials. ZA - 301 outcome: <20% margin, no statistical difference compared to placebo for any sperm assessment Values for serum T and sperm concentration at baseline and endpoint should be based on at least two assessments. Semen sampling at each time point (baseline and endpoint) should be separated by at least 48 hours. Cmax is an important safety issue. The percentage of patients with Cmax above the following three pre - determined limits (listed below) should be a secondary endpoint: • Cmax >1500 ng / dL • Cmax >1800 ng / dL and <2499 ng / dL • Cmax >2500 ng / dL ZA - 301 outcome: no Cmax >1040 ng / dL at any time or timepoint

Ejaculation Frequency Reduces Sperm Numbers (n=12 subjects (age 18 - 25) 0 10 20 30 40 50 60 70 80 90 100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 % of Baseline Total Sperm Count Days Fertility and Sterility, Levine et al Vol.5, No. 5, May 1986

Androxal Improves T without Affecting Sperm 0 50 100 150 200 250 300 350 400 450 Total T ( ng / dL ) Baseline End of Study 83 % in Normal Range 79% in ITT 0 10 20 30 40 50 60 Baseline End of Study Sperm Concentration X 10 6 Placebo Androxal Androxal Up-titration No statistical difference p<0.00001

Androxal Exhibits No Negative Effects on Important Sperm Parameters 0 10 20 30 40 50 60 70 Baseline End of Study % Motile Placebo Androxal Androxal Up-titration 0 10 20 30 40 50 60 70 80 Baseline End of Study % Normal Morphology Placebo Androxal Androxal Up-titration No statistical difference

ZA - 300: % of Men with T in the Normal Range Fully Enrolled 0 10 20 30 40 50 60 70 80 90 100 Week 26 % Normal n=255 Normal Range = 300 – 1040 ng / dL Up - titration if morning T <450ng/ dL ~50% up - titrated

Phase III Androxal Program Status NDA Target: Mid 2014 Study Target Enrollment Study Duration Subjects Screened Subjects Enrolled Subjects Pending Projected Full Enrollment ZA - 300 Safety 500 6 months 1288 (28 sites) 500 Fully Enrolled ZA - 301 Pivotal 152 3 months (+ 6 weeks) 571 (17 sites) 151 Enrolled in < 12 weeks Fully Enrolled ZA - 302 Pivotal 180 3 months (+ 6 weeks) 395 (16 sites) 180 Fully Enrolled ZA - 303 Safety 150 1 year 419 (10 sites) 150 Core Study Enrolled

Androxal Profile Favorable Compared to Leading T Products T Gels/Creams Androxal Advantage Androxal Administration Applied to Skin Oral Controlled Substance Yes No Sexual Partner & Risk to Children Yes No Unpredictable Response Yes No Super High T Levels Yes No Prostate Risk Yes No Shuts Down Testes Yes No Requires Chronic Treatment Yes No

Who are the men using testosterone? European Male Aging Study Distribution and Selected Characteristics of Men Ages 40 - 79 ( Tajar et al) 0 10 20 30 40 50 60 70 80 90 100 Eugonadal Secondary Hypogonadal Primary Compensated Hypogonadism % of Subjects Age: 58.5 (10.7) BMI: 27.3 TT: 513.4 ng / dL LH: 5.2 U/L Age: 59.4 (10.4) BMI: 30.8 (4.8) TT: 250.9 ng / dL LH: 4.4 U/L Age: 70.0 (9.0) BMI: 29.0 (3.9) TT: 216 ng / dL LH: 18.0 U/L Age: 67.3 (9.9) BMI: 26.8 (3.6) TT: 527.8 LH: 14.1 U/L Data derived from over 3000 men Obese men (BMI>30) 8.7X more likely to have Low T than men of normal weight In 2010 there were ~90 million men in the US between the ages of 20 and 65 32% are obese Overweight BMI > 25 (6’ 190# male BMI=25.8) Obese BMI > 30 (6’ 230# male BMI =31.2)

Third Party Study Suggests Favorable Reimbursement Potential for Androxal Majority of payers believe Androxal’s oral administration and non - chronic use may offer overall cost savings – Third party assessment of payers indicates vast majority (>90%) would add Androxal to formularies • Cost will be key for tier placement • 50% of plans indicated they would require a PA(Prior Authorization) to show proper diagnosis • 62 % of respondents expect Androxal to be priced at parity to Androgel • Anticipated Androxal pricing of $170 - 350/month would be competitive with Androgel

Androxal Take Home Message • Because of Obesity, 30% of American Males are at Risk of Secondary Hypogonadism – Co - morbidities include diabetes and cardiovascular disease • Approved T Products Worsen the Underlying Condition • We believe only Androxal + Diet + Exercise can reverse this disorder

Proellex for the Treatment of Uterine Fibroids and Endometriosis Over 30 million women of reproductive age in the US afflicted with symptomatic uterine fibroids or endometriosis Over 300,000 hysterectomies performed every year in the US to treat these two disorders No acceptable chronic therapeutic options available today

An Effective Dose of Proellex Stops Menstruation in Majority of Women 0 10 20 30 40 50 60 70 80 90 100 1 mg 3 mg 6 mg 9 mg 12 mg 25 mg 50 mg % of Women with Induced Amenorrhea Proellex induced amenorrhea Mimics early follicular phase Without progesterone

Proellex Eliminates the Pain and Need for Analgesics to Control the Pain of Endometriosis 0 10 20 30 40 50 60 70 Placebo Proellex 25mg Proellex 50 % of Baseline p - value versus placebo 25 mg = 0.001 50 mg = 0.017 55.5 22.2 13.6 0 10 20 30 40 50 60 70 80 90 100 Placebo 25mg Proellex 50mg Proellex % of Subjects Requiring Narcotics at End of Study Baseline End of Study P<0.01

ZPE - 202 Phase 2 Endometriosis Study • 90 subject double blind placebo controlled study balanced between placebo, 6 and 12 mg oral Proellex – Subject population (confirmed endometriosis) • Severe endometriosis as determined by BBSS score • Requiring narcotics or prescription analgesics to control endometriosis related pain – Study Duration: 4 months – Study endpoints: • Reduction in need for analgesics from baseline • Change from baseline in BBSS pain scores – Status: enrolling sites and subjects

Vaginal Proellex to Eliminate the Need for Hysterectomy in Most Situations – Initial Phase 2 study tested four doses of vaginal administration in the treatment of uterine fibroids completed • Assess reduction of fibroid size and elimination of symptoms • Top line data reported – FDA requires additional Phase 2b study before proceeding to Phase 3 – Propose 90 subject Phase 2b study – Separate IND from low dose oral

Systemic Exposure to Oral Proellex Varies in a Dose Dependent Manner Significant reduction in exposure via vaginal delivery 0 200 400 600 800 1000 1200 1400 1600 1800 12 mg vaginal 1 mg 3 mg 6 mg 9 mg 12 mg 25 mg 50 mg Concentration ( ng /ml) Combined Cmax for Telapristone and Primary Metabolite Liver associated SAE’s limited to 50 mg dose 3.5% of women exposed

Vaginal Proellex (ZPV - 200) PBAC Scores Over Time PBAC Score >80 = menorrhagia

Vaginal Proellex (ZPV - 200) Uterine Fibroid Quality of Life – UFS QOL

Vaginal Proellex (ZPV - 200) Percentage Change in Fibroid Volume

ZPV - 200 Ext. Proellex Open Label Update (12mg dose) 0 10 20 30 40 50 60 70 80 90 100 Baseline End of 1st Cycle End of 2nd Cycle % of Initial Volume 12mg in initial treatment (n=15 fibroids) 3 or 6mg in initial treatment (n=14 fibroids) Paired Comparison for Subjects Dosed at 12 Throughout Study • Baseline to Cycle 1 p=0.005 • Cycle 1 to Cycle 2 p= 0.003

Financial Summary • Estimate (as of 4/1/13) $17.2 M • Cash runway: Q1 2014 • Current shares outstanding: 18.7 M shares – Warrants Outstanding – Series A – 877,137 (purchased in unit deal @ $2.45); Series B – 810,496 @ $2.49 exercise price.

2013 Milestones • Report results for Phase 2 Vaginal Proellex Study Q1 - 13 • Fully Enroll 1 year Dexa Study Q1 - 13 • Fully Enroll 500 subject 6 mos. Androxal Study Q1 - 13 • Report Results for 1 st Pivotal Androxal Study Q2 - 13 • Analyst Day, NYC 6/6/13 • Complete 500 subject 6 mos. Androxal Study Q3 - 13 • Report 2 nd Pivotal Androxal Study Q4 - 13 • Request Androxal Pre - NDA Meeting with FDA for Q1’14 Q4 - 13 • Submit Androxal NDA Mid - 2014 • Report Phase 2 low dose Oral Proellex Study Q2 - 14 • Commence Phase 3 Vaginal Proellex Study Q3 - 14